RED MILE ENTERTAINMENT, INC.

AND

RED MILE ENTERTAINMENT PTY LTD
ACN 114 034 383

AND

IR GURUS PTY LTD
ACN 074 304 582

AND

NATHAN ERIC MURPHY

AND

MICHAEL THOMAS FEGAN

AND

ANDREW GEOFFREY NIERE

AND

CRAIG PHILIP LAUGHTON

AND

BEN BYRON PALMER

AND

IAN GEORGE CUNLIFFE

AND

VOTRAINT NO. 651 PTY LTD
ACN __________________ [insert ACN]

AND

DAVIES COLLISON CAVE SOLICITORS
___________________________________________________________________________

DEED OF APPOINTMENT OF ESCROW AGENT
___________________________________________________________________________

DAVIES COLLISON CAVE SOLICITORS
Intellectual Property Law
1 Nicholson Street
MELBOURNE  VIC  3000
AUSTRALIA
Tel: +61 3 9254 2888
Fax: +61 3 9254 2880
Ref:   RMD:DYL:260387
© Davies Collison Cave Solicitors 2007

TABLE OF CONTENTS

1.	Definitions and Interpretation	2

2.	Functions and Responsibilities	3

3.	Liability and Indemnity	5

4.	Dispute Resolution	5

5.	Force Majeure	6

6.	General	6

DEED OF APPOINTMENT OF ESCROW AGENT

THIS DEED is made the                                                                           24th   day of  August 2007

BETWEEN

RED MILE ENTERTAINMENT, INC., a Delaware corporation with premises at 4000 Bridgeway, Suite 01, Sausalito, California, United States of America 94965  (Parent)

AND

RED MILE ENTERTAINMENT PTY LTD ACN 114 034 383, of Level 14, 607 Bourke Street, Melbourne, Victoria, Australia 3000 (Buyer)

AND

IR GURUS PTY LTD ACN 074 304 582 of Level 11, 499 St Kilda Road, Melbourne, Victoria, Australia 3004 (Company)

AND

NATHAN ERIC MURPHY of Unit 2, 14 Collins Close, Keilor East, Victoria, Australia 3033

AND

MICHAEL THOMAS FEGAN of 5 Caroline Street South, South Yarra, Victoria, Australia 3141

AND

ANDREW GEOFFREY NIERE of 22 Liardet Street, Port Melbourne, Victoria, Australia 3207

AND

CRAIG PHILIP LAUGHTON of 2/743 Nepean Highway, Brighton East, Victoria, Australia 3187

AND

BEN BYRON PALMER of 1 Ballarat Street, Brunswick, Victoria, Australia 3056

AND

IAN GEORGE CUNLIFFE of 146 Faraday Street, Carlton, Victoria, Australia 3053

AND

VOTRAINT NO. 651 PTY LTD ACN __________________[insert ACN] of 146 Faraday Street, Carlton, Victoria, Australia 3053 (Votraint)

collectively referred to in this Agreement as the Sellers

AND

DAVIES COLLISON CAVE SOLICITORS, a firm of Australian Legal Practitioners with premises at 1 Nicholson Street, Melbourne, Victoria, Australia 3000 (DCCS)

RECITALS:

A.
Pursuant to a Stock Purchase and Sale Agreement dated [insert date] (the Principal Agreement), a copy of which is annexed to this Deed as Annexure A, the Buyer agreed to purchase all shares of the Company from Sellers not already held by the Parent.

B.
Sellers agreed to sell all shares of the Company held by each of them on the condition that a portion of the consideration for such sale would be held in escrow for the benefit of the Sellers until such time as Sellers met certain conditions for release of such consideration.

C.	The Buyer, the Parent, and each of the Sellers wish to appoint DCCS as escrow agent, and DCCS accepts such appointment on the following terms and conditions.

THE PARTIES AGREE:

1.	Definitions and Interpretation

1.1	In this Deed, the following terms shall have the following meanings except where the context requires otherwise.

Escrow Monies means the First Cash Payment (as that term is defined in the Principal Agreement) and the Second Cash Payment (as that term is defined in the Principal Agreement).

Escrow Stock means the Parent Common Stock (as that term is defined in the Principal Agreement) to be issued by the Parent to each of the Sellers as part of the Stock Payment (as that term is defined in the Principal Agreement).

1.2	The following rules apply unless the context requires otherwise.

(a)	Headings are for convenience only and do not affect interpretation.

(b)	The singular includes the plural and conversely.

(c)	The meaning of general words is not limited by specific examples introduced by including or for example or similar expressions.

(d)	If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(e)	A reference to a clause,Schedule, Exhibit or Annexure is a reference to a clause of, a Schedule to, an Exhibit of or an Annexure to this Deed.

(f)
A reference to an agreement or document (including, a reference to this Deed) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Deed or the other agreement or document.

(g)	A reference to a party to this Deed or another agreement or document includes the party's successors and permitted assigns.

(h)
A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

2.	Functions and Responsibilities

2.1	Escrow Property.

The Buyer and the Parent are jointly and severally responsible for ensuring the delivery of the Escrow Monies and the Escrow Stock to DCCS in accordance with the terms of the Principal Agreement.  Upon receipt of the Escrow Monies and the Escrow Stock:

(a)	DCCS agrees to hold the Escrow Monies in an interest-bearing account for the pro-rated benefit of each of the Sellers; and

(b)	DCCS agrees to hold the Escrow Stock,

until such time as the Escrow Monies and Escrow Stock respectively may be released in accordance with the terms of the Principal Agreement.

2.2	Authority to act.

(a)
Notwithstanding anything to the contrary in this Deed, the Parent, the Buyer, the Company and each of the Sellers grants to DCCS full authority to take any action necessary to effect the disposition of the Escrow Monies and the Escrow Stock in accordance with the terms of the Principal Agreement.

(b)	For the sole purpose of making such disposition, each of the Sellers appoints DCCS as its lawful attorney-in-fact to execute all documents necessary to effect such disposition.

(c)
DCCS may act upon any instrument or signature believed by it to be proper or genuine and may assume that any person purporting to give any notice or instruction by such instrument or signature to be duly authorised to give such instructions.

2.3	Seeking Advice.
DCCS may consult any legal or other counsel at its discretion, on any matter or issue arising out of or in connection with this Deed or any duties or obligations of DCCS under this Deed and the obtained advice or opinion of such counsel shall be full and complete authorisation and protection in respect of any action taken, suffered, or omitted by it in good faith and in accordance with the advice or opinion of such counsel.

2.4	Expenditure.

DCCS is not obliged to spend or risk any of its own funds or otherwise incur any financial liability in carrying out its duties and obligations under this Deed.  Where DCCS incurs any expenses (including, without limitation, any legal fees or other counsel fees, government charges or other expenses) in carrying out its duties and obligations under this Deed, DCCS is entitled to be reimbursed on demand by any other party to this Deed.

2.5	Limitations. The Parent, the Buyer, the Company and each of the Sellers acknowledge and agree that:

(a)
the duties and obligations of DCCS are to be determined solely by reference to the terms of this Deed and the Principal Agreement and DCCS is not charged with any special knowledge of or any duties or responsibilities in connection with any other documents or agreements;

(b)	DCCS is not responsible or liable for the sufficiency or validity of any funds or property deposited with it in escrow pursuant to the Principal Agreement or this Deed; and

(c)	DCCS is not a trustee or fiduciary of any other party in respect of any escrow arrangements contemplated by this Deed or the Principal Agreement.

2.6
Return of Escrow Property.  In the event that the Principal Agreement is terminated or otherwise expires and DCCS holds, at that time, any Escrow Monies or Escrow Stock, then DCCS will return such Escrow Monies or Escrow Stock (as the case may be) to the party responsible for ensuring the delivery of the same to DCCS under this Deed, being either the Buyer or the Parent, as the case may be.

2.7
Resignation of Escrow Agent.  DCCS may, at any time, resign from its appointment as escrow agent by giving at least thirty (30) days written notice of its resignation to all other parties to this Deed.  Upon receipt of such notice from DCCS, the Buyer, with the approval of each of the Sellers, the Company and the Parent, which approval will not be unreasonably withheld, may appoint another escrow agent to succeed DCCS within the 30-day notice period.  If no successor escrow agent is appointed by the Buyer, DCCS may appoint a successor escrow agent or may apply to a court of competent jurisdiction for the appointment of such successor. Upon the effective date of such resignation, the balance of the Escrow Monies and the Escrow Stock together with all cash and other property then held by DCCS pursuant to this Deed shall be delivered by DCCS to such successor escrow agent or as otherwise instructed in writing by the Buyer, representing all other parties to this Deed.

2.8
Cessation of duties. Notwithstanding any provision to the contrary in this Deed or the Principal Agreement, the functions and obligations of DCCS under this Deed cease upon the complete disposition of all of the Escrow Monies and the Escrow Stock to any person.

3.	Liability and Indemnity

3.1
DCCS is not liable for any losses, liabilities, damages (whether direct, indirect, punitive, special or consequential), costs, expenses, demands, actions or claims whatsoever and howsoever arising out of any action taken, suffered, or omitted by it under or in connection with this Deed.

3.2
Without prejudice to any indemnity afforded to DCCS by law, the Parent, the Buyer, the Company and each of the Sellers jointly and severally indemnifies DCCS, its partners, directors, officers, staff, employees and contractors, against any and all losses, liabilities, damages (whether direct, indirect, punitive, special or consequential), costs, expenses, demands, actions and claims (including legal and other counsel fees, costs and disbursements, and other expenses) which DCCS incurs or may incur as a result of or in connection with:

(a)	its appointment under this Deed as escrow agent;

(b)	the carrying out of its duties and obligations pursuant to this Deed; or

(c)	any action taken or omitted to be taken by it under this Deed.

3.3
The Parent, the Buyer, the Company and each of the Sellers jointly and severally agrees to assume any and all obligations imposed now or in the future by any applicable tax law with respect to the transfer of the Escrow Monies or Escrow Stock under this Deed or the Principal Agreement and to indemnify and hold DCCS, its partners, directors, officers, staff, employees and contractors, harmless from and against any taxes, additions for late payment, interest, penalties and other government charges that may be assessed against DCCS on any such payment or other activities of DCCS undertaken pursuant to this Deed.

4.	Dispute Resolution

4.1
If there is a dispute between any of the parties with respect to any of the escrow arrangements contemplated by this Deed or the Principal Agreement, DCCS may interplead the balance of the Escrow Monies and the Escrow Stock in a court of competent jurisdiction, in which event, DCCS will be fully relieved from any further duty or obligation with respect to the whole or any part of the Escrow Monies or the Escrow Stock.  DCCS will have no liability whatsoever in relation to any costs or charges incurred or suffered by any person as a result of any early cessation of its responsibilities pursuant to this clause 4.1 or under any other provision of this Deed.

4.2
Any legal proceedings brought by any of the Parent, the Buyer, the Company or the Sellers must be pursued without making DCCS a party to such proceedings, unless the dispute involves the fraud or gross negligence of DCCS in carrying out its obligations under this Deed.

4.3	Nothing in this clause 4 prevents a party from applying to a court at any stage for urgent injunctive or other relief.

5.	Force Majeure

5.1
Where DCCS is unable, wholly or in part, by reason of a circumstance beyond its reasonable control including strike, lock out or industrial action, acts of God, enactment, ruling or decree of any governmental authority, insurrection, riot or other civil commotion or war (Force Majeure Event), to carry out any of its obligations under this Deed, then that obligation is suspended for as long as the Force Majeure Event endures.  DCCS will be allowed a reasonable extension of time to perform its obligations under this Deed once the Force Majeure Event ceases.

6.	General

6.1
Survival.  Subject to any expressions to the contrary in this Deed, the covenants and agreements of the parties contained in this Deed and all representations, warranties and indemnities contained in this Deed will remain in full force and effect notwithstanding the termination or complete performance of this Deed by the parties.

6.2
Expenses.  Except where expressly stated otherwise in this Deed, each party to this Deed must bear its own expenses incurred in connection with the preparation, execution and performance of this Deed, including all fees and expenses of its legal attorneys, accountants and other consultants.

6.3	Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and are deemed given to a party when:

(a)	delivered by hand or nationally recognised courier service to the address of the party specified at the beginning of this Deed or as otherwise notified by the relevant party from time to time;

(b)	sent by facsimile or e-mail to the last known facsimile number or e-mail address of the relevant addressee with confirmation of transmission by the transmitting equipment; or

(c)	received or rejected by the addressee, if sent by certified mail, return receipt requested.

6.4
Entire Agreement.  This Deed supersedes all prior agreements amongst the parties with respect to its subject matter and constitutes (together with any documents scheduled, exhibited or annexed to this Deed) a complete and exclusive statement of the terms of this Deed between the parties with respect to its subject matter.

6.5	Variation. No alteration, amendment, variation, supplementation or other modification to this Deed takes effect unless and until such time as agreed in writing by all parties.

6.6
Assignments, Successors etc. No party may assign any of its rights or delegate any of its obligations under this Deed without the prior written consent of all other parties.  Nothing expressed or referred to in this Deed gives any person or entity, other than the parties to this Deed, any legal right, remedy or claim under or with respect to this Deed or any provision of this Deed except such rights as may enure to a successor or permitted assignee pursuant to this clause 6.6.

6.7
Waiver.  No failure or delay by a party in exercising any right, power or privilege under or with respect to this Deed or any documents to which this Deed makes reference operates as a waiver of such right, power or privilege.  No single or partial exercise of any such right, power or privilege precludes any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

6.8
Severability.  Any provision of this Deed held to be invalid, unenforceable or illegal for any reason is deemed deleted from the Deed and all other provisions of this Deed shall remain in full force and effect.

6.9
Governing Law.  This Deed will be governed by and construed according to the laws of the State of Victoria, Australia.  All parties irrevocably submit to the non-exclusive jurisdiction of that State and any courts of appeal from them.

6.10	Counterparts. This Deed may be executed in one or more counterparts, each of which when executed is deemed to be an original. All such counterparts together constitute one document.

EXECUTED AS A DEED by the parties.

EXECUTED as a DEED on behalf of RED MILE ENTERTAINMENT, INC., by its duly authorised representative in the presence of:	) ) ) )	/ /2007 Authorised Representative – Signature(date)
/ /2007 Witness – Signature (date)		Authorised Representative – Name and position
Witness – Name

EXECUTED as a DEED by RED MILE ENTERTAINMENT PTY LTD ACN 114 034 383 in accordance with Section 127 of the Corporations Act 2001 (Cth):	) ) ) )	/ /2007 Director – Signature (date)
/ /2007 Director/Secretary – Signature (date)		Director – Name
Director/Secretary – Name

EXECUTED as a DEED by IR GURUS PTY LTD ACN 074 304 582 in accordance with Section 127 of the Corporations Act 2001 (Cth):	) ) ) )	/ /2007 Director – Signature (date)
/ /2007 Director/Secretary – Signature (date)		Director – Name
Director/Secretary – Name

SIGNED, SEALED and DELIVERED by NATHAN ERIC MURPHY in the presence of:	) ) )	/ /2007 NATHAN ERIC MURPHY (date)
/ /2007 Witness – Signature (date)
Witness – Name

SIGNED, SEALED and DELIVERED by MICHAEL THOMAS FEGAN in the presence of:	) ) )	/ /2007 MICHAEL THOMAS FEGAN (date)
/ /2007 Witness – Signature (date)
Witness – Name

SIGNED, SEALED and DELIVERED by ANDREW GEOFFREY NIERE in the presence of:	) ) )	/ /2007 ANDREW GEOFFREY NIERE (date)
/ /2007 Witness – Signature (date)
Witness – Name

SIGNED, SEALED and DELIVERED by CRAIG PHILIP LAUGHTON in the presence of:	) ) )	/ /2007 CRAIG PHILIP LAUGHTON (date)
/ /2007 Witness – Signature (date)
Witness – Name

SIGNED, SEALED and DELIVERED by BEN BYRON PALMER in the presence of:	) ) )	/ /2007 BEN BYRON PALMER (date)
/ /2007 Witness – Signature (date)
Witness – Name

SIGNED, SEALED and DELIVERED by IAN GEORGE CUNLIFFE in the presence of:	) ) )	/ /2007 IAN GEORGE CUNLIFFE (date)
/ /2007 Witness – Signature (date)
Witness – Name

EXECUTED as a DEED by VOTRAINT NO. 651 PTY LTD ACN _____________ [insert ACN] in accordance with Section 127 of the Corporations Act 2001 (Cth):	) ) ) )	/ /2007 Director – Signature (date)
/ /2007 Director/Secretary – Signature (date)		Director – Name
Director/Secretary – Name

EXECUTED as a DEED on behalf of DAVIES COLLISON CAVE SOLICITORS by its duly authorised representative in the presence of:	) ) ) )	/ /2007 Authorised Representative – Signature(date)
/ /2007 Witness – Signature (date)		Authorised Representative – Name and position
Witness – Name

ANNEXURE A

Annex copy of executed Stock Purchase and Sale Agreement